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[logo] M F S(R)
INVESTMENT MANAGEMENT

                        MFS(R) MUNICIPAL HIGH
                        INCOME FUND
                        SEMIANNUAL REPORT o JULY 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 46 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 33
Notes to Financial Statements ............................................. 39
Trustees and Officers ..................................................... 49

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
    Michael W. Roberge

For the six months ended July 31, 2001, Class A shares of the fund provided a total return of 4.22%, Class B shares 3.81%, and Class C shares 3.70%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 3.38% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average high-yield municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.13%.

Q. PERHAPS THE BIGGEST NEWS IN THE FIXED-INCOME MARKET HAS BEEN THE FEDERAL RESERVE BOARD'S (THE FED'S) AGGRESSIVE LOWERING OF INTEREST RATES. WAS THAT A MAJOR FACTOR IN THE FUND'S PERFORMANCE?

A. Actually, this was a period in which interest rate changes were not a major factor in our performance. We think it's important to distinguish between short-term rates, which have tended to be strongly influenced by Fed actions, and longer-term rates, which have tended to be largely based on investors' expectations about inflation and future interest rates. It has been these long-term rates that most influence the high-yield bonds in which we invest, and long-term rates were largely unchanged over the period. With the Fed lowering short-term rates dramatically, we believe long-term rates remained stable because the market began to anticipate that the economy would begin to grow again -- so investors became a bit concerned about inflation and a rise in interest rates longer term. We think this is why long-term rates did not go down along with short-term rates.

Q. IF INTEREST RATES WERE NOT A MAJOR FACTOR, WHAT DROVE PERFORMANCE OVER THE PERIOD?

A. With interest rates -- and therefore bond prices -- relatively stable, performance was largely derived from earning the coupon rate on our holdings. This gave an advantage to high-yield bonds over lower-yielding investment-grade bonds and is one reason that the fund outperformed its benchmark, the Lehman Index, which is composed of investment-grade municipal bonds.

    Another factor that worked in our favor was a general tightening of credit spreads as the market appeared to anticipate an eventual upturn in the economy. When spreads -- the difference in yields between lower-rated bonds and investment-grade bonds -- tighten, lower-rated bonds have tended to outperform. This tightening of spreads was in marked contrast to the situation in 2000, when widening spreads worked against high-yield issues.

    Finally, our performance benefited from our large exposure to health care issues. We've been saying for some time that we felt health care was both a treacherous sector in which to invest and the biggest area of opportunity in the high-yield market. Over the past couple of years, cuts in Medicare reimbursements and increased hospital and HMO competition, especially in larger metropolitan areas, have made this a hazardous area in which to invest. However, those risk factors have also driven up yields for health care bonds, potentially offering opportunity for investors who have the ability to avoid problem issuers.

    Over the past six months we saw many health care issues outperform as the market appeared to recognize that the outlook for the sector was beginning to improve. Factors that seemed to be turning in the sector's favor included some reversal of government funding cuts, a general trend of HMOs paying higher rates to hospitals for covered services, and successful expense reduction by many hospitals. An additional factor that we believe helped our performance was the quality of our Original Research(SM) process. We feel this helped us avoid many problem issuers, particularly some large city hospitals and a number of long-term-care facilities, which have been especially troublesome areas of the health care sector.

Q. COULD YOU GIVE US A SPECIFIC EXAMPLE OF HOW ORIGINAL RESEARCH CONTRIBUTED TO YOUR INVESTMENT PROCESS OVER THE PERIOD?

A. Sure. Investors may remember that one of the big news stories over the period was the difficult energy situation in California. Pacific Gas & Electric (PG&E), one of the state's major utilities, found itself forced to declare bankruptcy. We believe our research enabled us to make the best of this situation in two ways. First, our research analysts recognized the developing problems relatively early, and we avoided PG&E's bonds last year; we held none of their bonds in the fund when the utility went bankrupt.

    Second, after the bankruptcy we recognized an opportunity in PG&E first-mortgage bonds, which had dropped substantially in value. These are bonds secured by the assets of the company, so that if the utility were to be liquidated, first-mortgage bondholders would be paid from the sale of the company's assets. By our analysis, PG&E's assets after the bankruptcy were in fact greater than the value of the outstanding first-mortgage bonds, so we felt these were a relatively good investment. We believe the market has come to a similar conclusion, because the bonds have gone up in value since we purchased them. In addition, the bonds will pay their full coupon rate (interest) throughout the bankruptcy period.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR THE FUND?

A. Regarding the economy, we think things are going to remain weak for a period of time. We think we'll see a bottom and the beginning of a recovery late this year or in the first half of 2002. But we think that economic growth, when it does return, will be moderate for a while because of the overinvestment in business capital we saw at the end of the last boom. In our view, a lot of that existing excess capacity will need to be put to work before we see massive new investments in business capital.

    In that kind of moderate growth environment, we think more credit-sensitive bonds may tend to outperform higher-grade and Treasury issues. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In anticipation of an improving economy, we expect that our weighting in below-investment-grade securities -- bonds rated "BBB" and below -- will increase over the next six or so months. Due to the positive factors mentioned earlier, we feel health care may continue to be a prime area of opportunity in the high-yield market. But a rising tide will not lift all boats, and we think mistake avoidance and uncovering opportunities through Original Research will continue to be key factors in our performance.

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF
FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND OF MFS(R) MUNICIPAL INCOME TRUST, A CLOSED-END FUND. MICHAEL ALSO OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS.

HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC.

MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST
(CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                   SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL
                             INCOME TAXES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       FEBRUARY 24, 1984

CLASS INCEPTION:             CLASS A  FEBRUARY 24, 1984
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  SEPTEMBER 25, 1998

SIZE:                        $1.5 BILLION NET ASSETS AS OF JULY 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +4.22%        +8.40%       +11.53%       +30.98%       +84.20%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +8.40%       + 3.71%       + 5.55%       + 6.30%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         +3.25%       + 2.04%       + 4.52%       + 5.78%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +3.81%        +7.54%       + 8.98%       +25.65%       +71.58%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +7.54%       + 2.91%       + 4.67%       + 5.55%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         +3.54%       + 2.02%       + 4.35%       + 5.55%
--------------------------------------------------------------------------------------------------------------

CLASS C

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +3.70%        +7.32%       + 8.46%       +27.37%       +79.11%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +7.32%       + 2.74%       + 4.96%       + 6.00%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         +6.32%       + 2.74%       + 4.96%       + 6.00%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2001

QUALITY RATINGS

                "AAA"                         24.1%
                "AA"                           4.2%
                "A"                            7.4%
                "BBB"                         21.6%
                "BB"                           7.0%
                "B"                            1.9%
                "CC"                           0.4%
                "D"                            0.1%
                Not Rated                     32.7%
                Other                          0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2001

Municipal Bonds - 97.6%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.1%
  Denver, CO, City & County Airport Rev., 7.75s, 2001(++)          $      425       $      439,280
  Denver, CO, City & County Airport Rev., 8.75s, 2001(++)               1,530            1,585,447
  Denver, CO, City & County Airport Rev., 8.875s, 2001(++)              1,325            1,373,482
  Denver, CO, City & County Airport Rev., 8.875s, 2012                  3,675            3,808,917
  Denver, CO, City & County Airport Rev., 7.75s, 2021                   1,625            1,673,133
  Denver, CO, City & County Airport Rev., 8.75s, 2023                   4,240            4,377,630
  Denver, CO, City & County Airport Rev., RITES, AMBAC,
    9s, 2017+(+)                                                        2,500            2,946,350
                                                                                    --------------
                                                                                    $   16,204,239
--------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 4.0%
  Chicago, IL, Board of Education, RITES, 6.944s, 2020+(+)         $    7,910       $    8,535,523
  Commonwealth of Massachusetts, 6s, 2010(++)                           3,550            4,047,958
  Cranston, RI, FGIC, 6.375s, 2014                                        855              971,511
  Delaware County, OH, 6.25s, 2020                                      1,000            1,113,100
  Essex County, NJ, RITES, 8.517s, 2020+(+)                             6,000            6,904,080
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,010            1,104,455
  Houston County, AL, AMBAC, 6.25s, 2019                                3,500            3,949,750
  Houston, TX, Independent School District, RITES, PSF,
    7.094s, 2017+(+)                                                    5,000            5,186,600
  Little Rock, AR, Capital Improvement Rev., 5.7s, 2018                   965              951,394
  New York City, NY, 6.875s, 2002(++)                                     920              953,101
  New York City, NY, FSA, 7s, 2002(++)                                  1,700            1,762,628
  New York City, NY, 7.1s, 2002(++)                                     1,000            1,037,330
  New York City, NY, 6.875s, 2003                                          80               82,729
  New York City, NY, 6.125s, 2006(++)                                   1,320            1,485,172
  New York City, NY, 5.875s, 2024                                       7,000            7,436,870
  New York City, NY, 6.125s, 2025                                       3,675            3,903,548
  New York City, NY, FGIC, 6.125s, 2025                                 8,000            8,618,400
  West Warwick, RI, 7.3s, 2008                                            149              162,618
  West Warwick, RI, 7.45s, 2013                                           570              604,793
                                                                                    --------------
                                                                                    $   58,811,560
--------------------------------------------------------------------------------------------------
General Obligations - Improvement - 0.9%
  Birmingham, AL, 5.75s, 2019                                      $    1,000       $    1,060,900
  District of Columbia, 6s, 2026                                        5,000            5,176,300
  Manchester, NH, 5.875s, 2019                                          2,325            2,490,098
  New Lenox, IL, Community Park Development Authority,
    8.25s, 2004(++)                                                     3,885            4,488,613
                                                                                    --------------
                                                                                    $   13,215,911
--------------------------------------------------------------------------------------------------
General Obligations - Schools - 1.9%
  Forsyth County, GA, School District, 6s, 2016                    $    1,700       $    1,896,979
  Kane Cook Dupg County, IL, 6.5s, 2017                                 1,355            1,541,448
  Kane Cook Dupg County, IL, FSA, 6.375s, 2019                          1,255            1,407,709
  Lake County, IL, Community Consolidated School
    District (Woodland), FGIC, 6s, 2020                                 2,500            2,672,200
  Lane County, OR, 6.25s, 2016                                          1,000            1,119,260
  Lane County, OR, 6.25s, 2017                                          1,370            1,532,331
  Linn County, OR, Community School District, MBIA,
    6.125s, 2017                                                        1,000            1,106,400
  Linn County, OR, Community School District, MBIA,
    6.125s, 2019                                                        1,105            1,217,500
  McHenry & Lake Counties, IL, Community Consolidated
    School District, FSA, 6.125s, 2018                                  1,700            1,879,724
  Michigan Municipal Bond Authority Rev., 8s, 2031                      2,700            2,760,642
  Michigan Municipal Bond Authority Rev. (YMCA),
    7.625s, 2021                                                        1,150            1,158,269
  Michigan Municipal Bond Authority Rev. (YMCA), 7.75s,
    2031                                                                2,450            2,467,468
  Richland-Beanblossom, IN, Independent School Building
    Corp., FGIC, 5.5s, 2017                                             1,000            1,046,330
  Wasco County, OR, FSA, 6s, 2010(++)                                   1,485            1,688,163
  Wasco County, OR, FSA, 6s, 2016                                       1,245            1,415,328
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002(++)                                       115              119,000
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003(++)                                       130              140,046
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003(++)                                     2,175            2,384,431
                                                                                    --------------
                                                                                    $   27,553,228
--------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 14.4%
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2022                                              $    3,360       $    3,477,062
  Arkansas Development Finance Authority (White River
    Medical Center), 5.55s, 2019                                          500              486,555
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          3,000            2,877,030
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               840              863,024
  Berlin, MD, Hospital Rev. (Atlantic General Hospital),
    8.375s, 2022                                                        1,262            1,256,181
  Brookhaven, NY, Industrial Development Agency, Civic
    Facilities Rev. (Memorial Hospital Medical Center,
    Inc.), 8.125s, 2020                                                   690              714,205
  Brookhaven, NY, Industrial Development Agency, Civic
    Facilities Rev. (Memorial Hospital Medical Center,
    Inc.), 8.25s, 2030                                                  2,500            2,591,900
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Woman's Christian Assn.),
    6.35s, 2017                                                         1,500            1,352,325
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Woman's Christian Assn.),
    6.4s, 2029                                                          3,500            3,034,080
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6s, 2013                                                   2,750            2,555,795
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6.35s, 2013                                                1,820            1,741,285
  Chester County, PA, Health & Educational Facilities
    (Chester County Hospital), 6.75s, 2031                              2,500            2,543,825
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 10.542s, 2001(+),(++)                       1,300            1,353,404
  Colorado Health Facilities Authority Rev. (Parkview
    Hospital), 6s, 2016                                                 7,000            6,996,220
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health), 6.625s, 2026                                     2,200            2,335,014
  Crittenden County, AR, 7.15s, 2025                                    1,165            1,236,822
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.),
    7.5s, 2030                                                          3,500            3,766,840
  Denver, CO, Health & Hospital Rev., 5.375s, 2018                      3,700            3,364,632
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      5,000            4,360,050
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), FSA, 9.814s, 2002(+),(++)                          4,000            4,428,800
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                                          900              925,848
  District of Columbia, Hospital Rev. (Medstar
    University Hospital), 6.875s, 2031                                  3,875            4,078,709
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2002(++)                                         1,750            1,861,107
  Doylestown, PA, Hospital Authority (Doylestown Hospital),
    7.2s, 2003(++)                                                      2,200            2,410,562
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital, Inc), 5.25s, 2018                                 1,000              947,790
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                             1,500            1,572,405
  Grand Junction, CO, Hospital Rev. (Community Hospital),
    6.9s, 2017                                                          2,900            2,843,450
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2001+(++)                     2,840            2,996,314
  Highlands County, FL, Health Facilities Authority
    Rev. (Adventist/Sunbelt Hospital), 6s, 2031                         3,000            3,047,010
  Huntsville, AL, Health Care Authority, 5.625s, 2026                   2,830            2,830,651
  Illinois Health Facilities Authority (Condell Medical
    Center), 6.35s, 2015                                                1,500            1,583,430
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                                        1,500            1,380,030
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                                     1,400            1,403,864
  Illinois Health Facilities Authority Rev. (Sisters of
    Mercy), MBIA, 10.417s, 2002(+),(++)                                 5,200            5,641,480
  Illinois Health Facilities Authority Rev. (Memorial
    Hospital-Woodstock), 7.25s, 2002(++)                                1,500            1,579,050
  Iowa Finance Authority, Health Care Facilities Rev.
    (Care Initiatives), 5.75s, 2018                                     1,200            1,039,932
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024                              7,720            8,080,910
  Kentucky Economic Development Finance Authority
    (Norton Healthcare, Inc.), 6.5s, 2020                               5,000            5,155,900
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                1,380            1,311,497
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                  3,305            2,634,944
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                1,000            1,071,400
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                            13,530           10,932,916
  Massachusetts Health & Education Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                  3,500            3,330,915
  Massachusetts Health & Education Facilities Authority
    Rev. (Jordan Hospital), 5.25s, 2018                                 4,600            4,157,618
  Massachusetts Health & Education Facilities Authority
    Rev. (North Adams Regional Hospital), 6.625s, 2018                  2,990            2,924,310
  Mecosta County, MI, General Hospital Rev., 6s, 2018                   1,200            1,069,656
  Metro Health Facilities Development Corp., TX (Wilson
    N. Jones Memorial Hospital), 7.25s, 2031                            2,000            2,037,140
  Miami Beach, FL, Health Facilities Hospital (Mount
    Sinai Medical Center), 6.7s, 2019                                   2,750            2,821,720
  Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.875s, 2021                                    1,000              919,600
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                                         3,100            3,295,765
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.375s, 2015                         700              604,835
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                       1,195            1,011,544
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, 9.854s, 2016(+)                                   3,800            3,937,218
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Littleton Hospital Assn.), 5.9s, 2018               1,750            1,421,998
  New Jersey Health Care Facilities Financing Authority Rev.
    (St. Peter's University Hospital), 6.875s, 2030                     4,000            4,217,280
  New Mexico Hospital Equipment Loan Council, Hospital
    Rev. (Memorial Medical Center, Inc.), 5.375s, 2018                  2,600            2,199,574
  North Carolina Medical Care Commission, Hospital Rev.
    (Valdese General Hospital), 8.75s, 2001(++)                         1,725            1,775,542
  Ohio County, WV, County Commission Health System
    (Ohio Valley Medical Center), 5.75s, 2013                           5,000            4,334,400
  Peninsula Ports Authority, VA (Whittaker Memorial), FHA,
    8.7s, 2023                                                            500              625,725
  Philadelphia, PA, Hospital & Higher Education
    Facilities Authority Rev., FGIC, 7.666s, 2004(+),(++)               2,000            2,114,780
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                            1,500            1,395,930
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 7.82s, 2021                                    2,000            2,139,900
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                               800              744,952
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                               1,155            1,024,462
  Russell, KY, Health Systems Rev., 8.1s, 2006(++)                        440              516,353
  Sierra View, CA, Local Health Care District, 5.4s, 2022               4,000            3,613,240
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.375s, 2015                                   1,385            1,240,060
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.5s, 2020                                     1,625            1,445,031
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.625s, 2029                                   4,200            3,693,102
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                            3,600            3,096,288
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.375s, 2024                           5,000            4,239,450
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                   2,500            2,666,775
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                 3,500            3,373,895
  Suffolk County, NY, Southhampton Hospital Assn.,
    7.625s, 2030                                                        1,500            1,484,895
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   4,500            4,695,255
  Texas Metro Health Facilities Development Corp. (
    Wilson N. Jones Memorial Hospital), 7.2s, 2021                      2,000            2,037,240
  Tom Green County, TX, Health Facilities, 6.75s, 2021                  1,600            1,628,368
  Upper Illinois River Valley Development Authority,
    Morris Hospital, 6.625s, 2031                                       1,900            1,905,358
  Valley, AL, Special Care Facilities Financing (Lanier
    Memorial Hospita), 5.45s, 2011                                      1,175            1,084,831
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                    810              743,936
  Wichita, KS, Hospital Rev., 6.25s, 2019                               1,500            1,597,560
  Wichita, KS, Hospital Rev., 6.25s, 2020                               2,500            2,656,075
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                      850              885,590
  Wisconsin Health & Educational Facilities, 5.625s, 2029               1,100              992,442
  Yonkers, NY, Industrial Development Agency (St.
    John's Riverside Hospital), 6.8s, 2016                              1,920            1,938,778
  Yonkers, NY, Industrial Development Agency (St.
    John's Riverside Hospital), 7.125s, 2031                            1,000            1,025,270
  Yonkers, NY, Industrial Development Agency (St.
    Joseph Hospital), 6.15s, 2015                                       2,000            1,764,220
                                                                                    --------------
                                                                                    $  213,093,124
--------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 13.5%
  Baltimore County, MD, Nursing Facility Mortgage Rev.
    (Eastpoint Rehabilation & Nursing Center), 6.75s, 2028*        $    1,250       $      662,500
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                              65               64,551
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                             395              363,688
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                          1,420            1,207,398
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                            3,150            2,614,752
  Brevard County, FL, Health Facilites Authority
    (Beverly Enterprises), 10s, 2010                                    1,050            1,081,553
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                                      840            1,010,226
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019*                               1,908            1,049,400
  Clarion, PA, County School Development Authority
    (Beverly Enterprises Inc.), 7.5s, 2012                              1,950            1,968,857
  Colorado Health Facilities Authority Rev., 7.125s, 2030               1,300            1,368,133
  Contra Costa County, CA, Residential Rental
    Facilities Rev. (Cypress Meadows), 7s, 2028                         3,000            2,432,970
  Daphne, AL, Special Care Facilities Financing
    Authority (1st Mortgage Rev.), 0s, 2008(++)                        89,975           66,844,227
  Daphne, AL, Special Care Facilities Financing
    Authority (2nd Mortgage Rev.), 0s, 2008(++)                         4,500            3,343,140
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008(++)                             48,475           10,219,984
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                              2,225            2,138,158
  Illinois Health Facilities Authority Rev., 7.375s, 2031               2,700            2,668,977
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023                            3,820            2,693,100
  Jacksonville, FL, Health Facilities Authority,
    Industrial Development Rev. (National Benevolent),
    6.4s, 2016                                                          1,825            1,830,475
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent), 7s, 2022                                     1,000            1,024,210
  Jefferson County, KY, Health Care Authority Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                             250              233,820
  Kansas City, MO, Industrial Development Authority
    (Kingswood), 9s, 2003(++)                                           4,850            5,608,976
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                      760              782,838
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006#                                           946              160,839
  Loves Park, IL (Hoosier Care), 7.125s, 2034                           1,975            1,793,359
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                             1,630            1,596,504
  Maine Health & Higher Educational Facilities, 7.5s, 2019              1,500            1,484,595
  Massachusetts Industrial Finance Agency (GF Revere),
    8.875s, 2025                                                        7,460            7,690,962
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.375s, 2006(++)                             2,300            2,783,897
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.625s, 2006(++)                             3,520            4,296,970
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                               5,830            5,422,658
  Millbrae, CA, Residential Facility (Magnolia Of Millbrae),
    7.375s, 2027                                                        7,500            7,794,975
  Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                2,200            2,121,504
  Monongalia County, WV, Health Facilities Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                             500              470,845
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                        2,345            2,375,673
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                         2,970            2,563,169
  New Hampshire Industrial Development Authority (Tall
    Pines), 11.25s, 2016*                                               1,265               63,250
  New Jersey Economic Development Authority (Burnt
    Tavern Convalescent Center), 9s, 2013                               1,700            1,742,976
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                    1,350            1,402,623
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 10.5s, 2020                                    3,000            3,003,120
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                           2,575            2,661,005
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.5s, 2009                                      700              723,702
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                    1,000            1,034,650
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                             4,000            3,374,880
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                    1,610            1,672,774
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster
    at Lake Ridge), 10s, 2002(++)                                       3,500            3,670,660
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                                   5,250            5,224,275
  San Francisco, CA, City & County (Coventry Park),
    8.5s, 2026                                                          9,435            9,703,992
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                          1,690            1,753,561
  Shelby County, TN, 7.4s, 2011                                         1,000            1,011,650
  Sterling, IL (Hoosier Care), 7.125s, 2034                             1,380            1,275,755
  Waterford Township, MI, Economic Development Corp.
    Rev. (Canterbury Health), 6s, 2039                                  3,190            2,199,664
  Westerville, OH, Industrial Development Rev. (1st
    Mortgage Health Care), 10s, 2008                                      410              410,955
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                                7,080            6,899,672
  Wisconsin Health & Educational Facilities (Oakwood
    Village), 7.625s, 2030                                              1,400            1,390,760
                                                                                    --------------
                                                                                    $  200,987,807
--------------------------------------------------------------------------------------------------
Human Services - 2.2%
  California Statewide Community Development Authority
    Rev., 7.125s, 2016                                             $    2,000       $    2,129,740
  Cheneyville, LA, Westside Habilitation Center,
    8.375s, 2013                                                        5,290            5,492,977
  Jenks Township, PA, Municipal Authority Rev., 8s,
    2003(++)                                                            4,650            5,113,838
  Lehigh County, PA, General Purpose Authority
    (Kidspeace Obligation Group), 6s, 2018                              5,000            4,570,100
  Massachusetts Industrial Finance Agency (Brandon
    Residential Treatment), 8.75s, 2024                                 5,040            5,242,608
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Child & Family Services), 6.125s, 2019              1,410            1,357,125
  Orange County, FL, Health Facilities Authority,
    8.875s, 2021                                                        1,925            1,954,607
  Orange County, FL, Health Facilities Authority Rev.,
    9s, 2031                                                            2,185            2,222,385
  Osceola County, FL, Industrial Development Rev.
    (Community Provider Pooled Loan), 7.75s, 2017                       2,700            2,747,736
  Philadelphia, PA, Industrial Development Authority,
    6.125s, 2019                                                        1,430            1,312,754
                                                                                    --------------
                                                                                    $   32,143,870
--------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 3.1%
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.375s, 2035                $    4,000       $    4,176,520
  Dallas Fort Worth, TX, International Airport
    (American Airlines), 6.15s, 2029                                    3,000            3,152,310
  Dallas-Fort Worth, TX, International Airport Facility
    Improvement Corp. (Delta Airlines), 7.625s, 2021                    4,500            4,618,215
  Denver, CO, City & County Airport Rev. (United Air
    Lines), 6.875s, 2032                                                7,130            7,124,510
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                       16,570           17,123,769
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.),
    6.625s, 2012                                                        5,250            5,517,278
  New Jersey Economic Development Authority
    (Continental Airlines Inc.), 6.25s, 2019                            4,020            3,882,757
  State of Hawaii, Special Facilities Rev. (Continental
    Airlines, Inc.), 7s, 2020                                             965              995,803
                                                                                    --------------
                                                                                    $   46,591,162
--------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.7%
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                                   $    1,000       $    1,002,280
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 6.9s, 2024                                                  3,000            3,086,520
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                               5,885            6,033,890
                                                                                    --------------
                                                                                    $   10,122,690
--------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.9%
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                      $      600       $      600,372
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                             1,800            1,813,896
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                           3,460            3,516,052
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                  3,000            2,909,880
  New Morgan, PA, Industrial Development Authority
    (Browning Ferris Co.), 6.5s, 2019                                   2,500            2,459,925
  Schuylkill County, PA, Industrial Development
    Authority (Pine Grove Landfill, Inc.), 5.1s, 2019                   1,000              974,520
  Tooele County, UT, Pollution Control Rev. (Laidlaw
    Environmental Services), 7.55s, 2027*                               5,000              200,000
                                                                                    --------------
                                                                                    $   12,474,645
--------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.2%
  Brush, CO, Industrial Development Rev. (Training
    Centers International, Ltd.), 9.5s, 2015*                      $    8,789       $      439,461
  Gulf Coast Waste Disposal Authority, TX, Waste
    Disposal Rev. (Valero Energy Corp.), 6.65s, 2032                    1,500            1,575,690
  Hardeman County, TN (Correctional Facilities Corp.),
    7.75s, 2017                                                         6,500            6,332,755
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                          8,555            9,354,892
  Janesville, WI, Industrial Development Rev. (Simmons
    Manufacturing Co.), 7s, 2017                                        3,900            3,983,148
  Massachusetts Development Finance Agency Rev.
    (Springfield Resources Recovery), 5.625s, 2019                      2,225            2,257,040
  Mesa County, CO (Joy Technologies, Inc.), 8.5s, 2006                  5,050            5,062,019
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.4s, 2015*+                                4,000            3,400,000
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.6s, 2017*+                                8,000            6,800,000
  Philadelphia, PA, Industrial Development Authority
    Rev. (Host Marriott LP), 7.75s, 2017                                2,000            2,127,420
  Pilchuck Development Public Corp., Airport Rev., 6s,
    2023                                                                1,500            1,492,740
  Port of New Orleans, LA (Avondale Industries), 8.5s,
    2014                                                               21,375           23,267,970
  Spirit Lake, IA, Industrial Development Rev. (Crystal
    Tips, Inc.), 0s, 2008#(++)                                          6,098            8,042,529
  Tooele County, UT, Hazardous Waste Disposal Rev.
    (Laidlaw/USPCI Incineration), 6.75s, 2010*                          2,500              950,000
  Tooele County, UT, Hazardous Waste Treatment Rev.
    (Union Pacific), 5.7s, 2026                                         2,860            2,666,264
                                                                                    --------------
                                                                                    $   77,751,928
--------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 3.8%
  Butler, AL, Industrial Developement Board, Solid
    Waste Rev. (James River Corp.), 8s, 2028                       $    4,500       $    4,798,035
  Courtland, AL, Industrial Development Board, Solid
    Waste Disposal Rev. (Champion International Corp.),
    6.375s, 2029                                                        2,500            2,523,250
  De Soto Parish, LA, Environmental Improvement
    (International Paper Co.), 6.35s, 2025                              1,650            1,682,323
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                                        1,000            1,003,800
  Florence County, SC, Industrial Development Rev.
    (Stone Container Corp.), 7.375s, 2007                               2,320            2,336,263
  Green Bay, WI, Redevelopment Authority Industrial
    Rev. (Fort James), 5.6s, 2019                                       1,000              942,610
  Hodge Village, LA, Utilities Rev. (Stone Container),
    9s, 2010                                                            7,040            7,124,762
  Maine Finance Authority (Bowater), 7.75s, 2022                        8,500            8,940,980
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay
    Paperboard LLC), 6.8s, 2014                                         3,800            3,852,440
  Perry County, KY, Solid Waste Disposal Resources (TJ
    International), 7s, 2024                                           11,000           11,522,720
  Sabine River Authority, LA, Water Facilities Rev.
    (International Paper Co.), 6.2s, 2025                               2,250            2,296,350
  Savannah, GA, Economic Development Authority Rev.
    (Stone Container Corp.), 7.4s, 2026                                 7,500            7,153,725
  Wabash, IN, Solid Waste Disposal Rev. (Jefferson
    Smurfit Corp.), 7.5s, 2026                                          2,000            1,918,680
                                                                                    --------------
                                                                                    $   56,095,938
--------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 2.4%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                    $   10,455       $    5,227,500
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 7.5s, 2015                                   3,890            1,945,000
  Indiana Development Finance Authority Rev. (Inland
    Steel), 5.75s, 2011                                                 3,000            1,784,100
  Indiana Development Finance Authority Rev. (Inland
    Steel), 7.25s, 2011                                                10,000            6,766,300
  Mobile County, AL, Industrial Development Board Rev.
    (Ipsco, Inc.), 6.875s, 2030                                         2,850            2,941,713
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014*                                                        7,000              350,000
  Owyhee County, ID, Industrial Development Rev.
    (Environsafe), 8.25s, 2002                                          4,000            3,917,720
  Pittsylvania County, VA, Industrial Development
    Authority (Multitrade of Pittsylvania), 7.55s, 2019                10,000            9,710,200
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp.), 7.6s, 2027                      3,700            2,914,564
                                                                                    --------------
                                                                                    $   35,557,097
--------------------------------------------------------------------------------------------------
Industrial Revenue - Retail - 0.3%
  Chester County, SC, Industrial Development Rev.
    (Springs Industries, Inc), 7.35s, 2014                         $      500       $      504,390
  Chester County, SC, Industrial Development Rev.
    (Springs Industries, Inc.), 7.8s, 2014                              1,025            1,037,013
  Crawfordsville, IN, Economic Development Rev. (Kroger
    Co.), 7.7s, 2012                                                    1,300            1,375,244
  Harrison County, WV, Commercial Development Rev.
    (Kroger Co.), 8.1s, 2014                                            1,900            2,013,563
                                                                                    --------------
                                                                                    $    4,930,210
--------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.9%
  Colorado River, TX, Municipal Water District, 6.25s, 2004+       $    3,000       $    2,979,060
  Long Beach, CA (Aquarium Of Pacific), 6.125s, 2005(++)                1,000            1,132,280
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                        6,185            6,206,833
  St. Louis County, MO, Industrial Development
    Authority (Eagle Golf Enterprises), 10s, 2005                       2,200            2,280,212
                                                                                    --------------
                                                                                    $   12,598,385
--------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.6%
  Austin, TX (Convention Enterprises, Inc.), 6.6s, 2021            $    1,300       $    1,344,304
  Austin, TX (Convention Enterprises, Inc.), 6.7s, 2028                 2,000            2,067,840
  Danville, VA, Industrial Development Authority Rev.
    (Piedmont Mall), 8s, 2017                                           8,280            8,476,650
  District of Columbia, Tobacco Settlement Financing
    Corp., 6.25s, 2024                                                  4,500            4,655,430
  District of Columbia (National Public Radio), 7.7s,
    2003(++)                                                            3,500            3,795,155
  Harris County, TX, Cultural Education Facility (Space
    Center Houston), 9.25s, 2023                                           70               71,337
  New Jersey Econimic Development Authority, 6.5s, 2018                 4,000            4,141,760
  Rockbridge County, VA, Industrial Development
    Authority Rev. (Virginia Horse Center), 6.85s, 2021                 2,300            2,312,259
  Southwestern Illinois Development Authority Rev.,
    Solid Waste Disposal Rev., 5.9s, 2014                               2,500            2,448,325
  St. Louis County, MO, Industrial Development
    Authority (Kiel Center Arena), 7.875s, 2024                         1,000            1,042,470
  St. Louis, MO, Industrial Development Authority Rev.
    (St. Louis Convention), 7.2s, 2028                                  4,750            5,009,730
  Tobacco Settlement Rev., SC, Management Authority,
    6.375s, 2028                                                        3,500            3,680,740
                                                                                    --------------
                                                                                    $   39,046,000
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.0%
  Alexandria, VA, Redevelopment & Housing Authority
    (Buckingham Village Apartments), 5.5s, 2029                    $    3,360       $    3,178,291
  Alexandria, VA, Redevelopment & Housing Authority
    (Park at Landmark), 8.75s, 2029                                     2,500            2,538,100
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018                  1,965            2,003,200
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                            4,000            4,467,800
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                    2,940            3,039,490
  Charter Mac Equity Issuer Trust, 6.625s, 2009                         8,000            8,222,560
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                         2,725            2,763,586
  Florida Multi-Family Housing Finance Agency Rev.
    (Center Court Apartments), 8.5s, 2018                               1,650            1,651,567
  Maplewood, RI, Housing Development Corp. (Terrace
    Apartments), 6.9s, 2025                                             3,965            4,102,903
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                         5,485            5,681,144
  Mesa County, CO, Residual Rev., 0s, 2003(++)                         25,125           10,223,111
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009##                        6,000            6,230,760
  Ridgeland, MS, Urban Renewal, Multifamily Housing
    Rev. (Northbrook I & III Apartments), 6.25s, 2029                   5,000            3,500,000
  Texas Housing & Community Board (Harbors & Plumtree),
    10s, 2026+                                                          1,725            1,677,062
  Virginia Housing & Development Authority, 0s, 2017                    1,335              287,919
                                                                                    --------------
                                                                                    $   59,567,493
--------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                    $      375       $      185,164
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                           450              207,904
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                           975              421,200
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                         1,235              499,681
                                                                                    --------------
                                                                                    $    1,313,949
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.4%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                    $    2,750       $    2,359,967
  Illinois Sales Tax, 6.25s, 2015                                       1,500            1,678,890
  Territory of Virgin Islands, , 5.875s, 2018                           1,500            1,510,140
  Virgin Islands Public Finance Authority, 6s, 2006                       500              517,235
                                                                                    --------------
                                                                                    $    6,066,232
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 1.4%
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                              $    1,745       $    1,875,823
  Chicago, IL, Single Family Mortgage Rev., FNMA/GNMA,
    7.05s, 2030                                                           785              879,035
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                1,025              225,971
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011             3,395            1,287,044
  East Baton Rouge, LA, Capital Appreciation Rev., MBIA,
    0s, 2010                                                              440              162,980
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                     75               77,428
  Jefferson County, TX, Housing Finance Corp., Single
    Family Mortgage Rev., MBIA, 0s, 2015                                1,815              394,527
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 5s, 2023                                                      1,250            1,351,413
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 7.5s, 2026                                                    1,000            1,108,760
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,310            1,419,830
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                              710              768,525
  Maricopa County, AR, GNMA, 7.65s, 2024                                  430              498,099
  Missouri Housing Development Commission, GNMA,
    5s to 2002, 6.85s to 2032                                           1,400            1,527,568
  New Castle County, DE, Single Family Mortgage Rev., FGIC,
    0s, 2016                                                              440               96,985
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.0s, 2030                                                    2,600            2,916,420
  Reno County, KS, Single Family Mortgage Rev., AMBAC,
    0s, 2014                                                              700              157,920
  San Bernardino County, CA, GNMA, 7.375s, 2020                           875              973,989
  Sedgwick & Shawnee Counties, KS, Single Family
    Mortgage Rev., GNMA, 6.875s, 2026                                   3,345            3,748,006
  Sedgwick & Shawnee Counties, KS, Single Family
    Mortgage Rev., GNMA, 5.25s to 2002, 6.45s to 2029                   1,000            1,089,500
                                                                                    --------------
                                                                                    $   20,559,823
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Other - 0.1%
  Texas Veteran Housing Assistance Program, 7s, 2025               $    1,100       $    1,156,815
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 3.2%
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                       $    5,415       $    1,319,202
  Colorado Housing & Finance Authority, 5.9s, 2023                      2,000            2,108,260
  Colorado Housing & Finance Authority, 6.1s, 2023                      1,595            1,704,162
  Colorado Housing & Finance Authority, 5.25s to 2002,
    6.6s to 2032                                                        1,440            1,557,173
  Colorado Housing & Finance Authority, 6.55s, 2033                     1,000            1,119,580
  Colorado Housing Finance Authority, 7.15s, 2014                         396              430,131
  Colorado Housing Finance Authority, 6.75s, 2021                       1,140            1,255,265
  Colorado Housing Finance Authority, 6.55s, 2025                         979            1,059,210
  Colorado Housing Finance Authority, 7.4s, 2027                        1,005            1,067,521
  Colorado Housing Finance Authority, 7.15s, 2030                       1,000            1,135,370
  Delaware Single Family Housing Authority Rev., 6.75s, 2024            2,500            2,615,225
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                   2,420            2,745,684
  Maryland Community Development Administration, 7.3s, 2025             3,760            3,835,651
  Mississippi Home Corp., GNMA, 5s to 2002, 6.5s to 2032                4,500            4,918,410
  Missouri Housing Development Commission, GNMA, 7.45s, 2031            1,000            1,120,120
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                              4,215            4,502,969
  Missouri Housing Development Commission Mortgage
    Rev., 6.35s, 2032                                                   2,000            2,176,200
  New Hampshire Housing Finance Authority, 5.875s, 2030                 1,425            1,499,399
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                                           1,365            1,407,397
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 8.3s, 2012                                             145              147,061
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                                             615              629,803
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 10.835s, 2031(+)                                          770              800,146
  Oklahoma Housing Finance Agency Sngl Family, 7.55s, 2028              1,000            1,133,610
  Phoenix, AZ, Industrial Development Authority, Single
    Family Mortgage Rev., GNMA, 5s to 2002, 6.1s to 2028                1,250            1,318,400
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                                4,690            5,048,175
  Wisconsin Housing & Economic Development,
    Homeownership Rev., 11.172s, 2022(+)                                  670              673,363
                                                                                    --------------
                                                                                    $   47,327,487
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.6%
  Hudson County, NJ, Solid Waste System Rev., 6s, 2019             $    2,000       $    1,969,380
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.5s, 2013                                              2,475            2,423,050
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                              5,425            5,074,273
                                                                                    --------------
                                                                                    $    9,466,703
--------------------------------------------------------------------------------------------------
Special Assessment District - 2.0%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                   $    4,180       $    4,185,225
  Broadview, IL, Tax Increment Rev., 5.375s, 2015                       3,400            3,391,500
  Capital Region Community Development District, FL,
    5.95s, 2006                                                         1,875            1,872,412
  Capital Region Community Development District, FL,
    6.85s, 2031                                                           750              758,258
  Denver, CO, Urban Renewal Tax (Downtown Denver),
    8.5s, 2013                                                          1,205            1,228,546
  Denver, CO, Urban Renewal Tax (Downtown Denver),
    7.25s, 2017                                                         1,250            1,296,687
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017                   950              968,563
  Hyland Hills, CO, Metropolitan Park & Recreation
    District, 6.75s, 2015                                               2,500            2,630,750
  Katy, TX, Development Authority Rev., 5.8s, 2011                      3,000            2,925,000
  Katy, TX, Development Authority Rev., 6s, 2018                        6,000            5,820,000
  Lake Elsinore, CA, Public Financing Authority, 7.1s,
    2020                                                                2,460            2,575,276
  Markham, IL, 9s, 2012                                                 2,520            2,557,800
                                                                                    --------------
                                                                                    $   30,210,017
------------------------------------------------------------------------------------------------
State and Local Appropriation - 3.7%
  Alabama Building Renovation Authority, AMBAC, 6s, 2017           $    1,805       $    2,004,344
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                1,155            1,282,558
  Chicago, IL, Public Building Commerce Rev., RITES,
    6.875s, 2017+(+)                                                    4,500            4,942,980
  College Park, GA (Civic Center), AMBAC, 5.75s, 2020                   3,000            3,236,100
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 7.925s, 2018(+)                                              7,000            8,145,480
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                          2,500            2,623,875
  Harris County, TX, 5.8s, 2014                                         1,807            1,730,892
  Harris County, TX, 5.625s, 2020                                       2,865            2,638,292
  Houston, TX, 6.3s, 2020                                               5,000            5,209,450
  Houston, TX, Community College Systems, 7.875s, 2025+                 9,150            9,311,315
  New Mexico Finance Authority Rev., MBIA, 5.5s, 2021                   1,875            1,947,806
  New York Dormitory Authority Rev., RITES, 6.893s,
    2017+(+)                                                            6,500            6,667,310
  Northumberland County, PA, 6.65s, 2020                                1,320            1,323,287
  Northumberland County, PA, 7s, 2020                                   1,000            1,012,200
  Shawnee County, KS (Community Mental Health Center
    Inc.), 5.35s, 2019                                                    250              210,543
  State of Ohio, 5.5s, 2015                                             1,265            1,341,229
  West Virginia Parkways, Economic Development &
    Tourism Authority, FGIC, 8.742s, 2019(+)                            1,200            1,262,184
                                                                                    --------------
                                                                                    $   54,889,845
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.2%
  Access To Loans For Learning (California Student Loan
    Corp.), 7.95s, 2030                                            $    2,700       $    2,850,525
  Arizona Student Loan Acquisition Authority, "B",
    6.15s, 2029                                                         1,500            1,555,005
  Arizona Student Loan Acquisition Authority, "C",
    7.625s, 2010                                                        4,610            4,954,828
  Arizona Student Loan Acquisition Authority, "D",
    7.25s, 2010                                                         2,970            3,114,312
  Pennsylvania Higher Education Assistance Agency,
    AMBAC, 9.172s, 2022(+)                                              2,700            2,991,573
  South Dakota Student Loan Rev. (Education Loans, Inc.),
    5.6s, 2020                                                          2,700            2,698,596
                                                                                    --------------
                                                                                    $   18,164,839
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 6.4%
  Arapahoe County, CO, Capital Improvement, Highway Rev.,
    0s, 2005(++)                                                   $   69,000       $   12,376,530
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022                     2,500            2,594,850
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2010(++)                       5,000            4,973,850
  Illinois Regional Transport Authority, MBIA, 6.25s,
    2018                                                                4,460            5,186,043
  Los Angeles, CA, RITES, FGIC, 7.244s, 2015+(+)                        5,310            6,040,019
  New Jersey Turnpike Authority, RITES, 7.586s, 2020+
    (+)                                                                 5,000            5,346,100
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                2,700            1,367,631
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                2,100            1,011,213
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                1,700              800,428
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000            3,136,560
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,600            2,749,098
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                7,250            2,804,517
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                2,000              717,780
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2011(++)                               13,400            8,879,510
  State of Florida, RITES, 6.594s, 2017+(+)                             2,300            2,343,516
  Telluride, CO, Gondola Transit Co., 9s, 2016                          2,270            2,501,585
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012(++)                           5,025            7,789,805
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                 975            1,434,449
  Texas Department Of Transportation, 7s, 2012                            194              197,757
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002(++)                                         20,970           23,224,485
                                                                                    --------------
                                                                                    $   95,475,726
--------------------------------------------------------------------------------------------------
Universities - Colleges - 1.4%
  California Education Facilities Authority Rev., (L.A.
    College of Chiropractic), 5.6s, 2017                           $    2,000       $    2,014,380
  Illinois Educational Facilities Authority Rev.,
    6.875s, 2017                                                          750              781,822
  Illinois Educational Facilities Authority Rev.,
    5.25s, 2018                                                           750              701,993
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2006(++)                       6,000            7,120,440
  Massachusetts Industrial Finance Agency Rev. (Curry
    College), 8s, 2004(++)                                              1,270            1,455,445
  Nassau County, NY, Industrial Development Agency,
    Civic Facilities Rev. (New York Institute of Technology),
    6.15s, 2002(++)                                                     3,300            3,431,868
  New Hampshire Higher Educational & Health Facilities
    (New Hampshire College), 6.3s, 2016                                 1,690            1,676,717
  Northeastern, PA, Hospital & Education Authority, 6s, 2018            1,000            1,008,680
  Savannah, GA, Economic Development Authority (College
    of Art & Design, Inc.), 6.5s, 2013                                  2,000            2,108,380
  Savannah, GA, Economic Development Authority Rev.
    (College of Art & Design, Inc.), 6.2s, 2009                           820              877,384
                                                                                    --------------
                                                                                    $   21,177,109
--------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.3%
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.6s, 2018         $      850       $      848,011
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.65s, 2028             1,730            1,667,512
  Massachusetts Development Finance Agency Rev.
    (Williston Northampton School), 6.5s, 2028                          1,400            1,375,500
                                                                                    --------------
                                                                                    $    3,891,023
--------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 2.8%
  Alaska Industrial Development & Export Authority,
    5.7s, 2012                                                     $    1,460       $    1,347,040
  Alaska Industrial Development & Export Authority,
    Power Rev. (Upper Lynn Canal Regional Power),
    5.875s, 2032                                                        1,800            1,463,274
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                               5,700            5,989,788
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                            10,000            9,597,800
  New Jersey Economic Development Authority (Vineland
    Cogeneration), 7.875s, 2019                                         9,165            9,460,846
  Ohio Water Development Authority (Bay Shore Power),
    5.875s, 2020                                                        2,000            1,716,720
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013                      2,300            2,328,313
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                      5,000            5,071,000
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                          3,500            3,427,375
  Suffolk County, NY, Industrial Development Agency
    (Nissequogue Cogen Partners Facility), 5.3s, 2013                   1,750            1,632,995
                                                                                    --------------
                                                                                    $   42,035,151
--------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 7.9%
  Beaver County, PA, Pollution Control Rev., 7.75s, 2020           $    1,500       $    1,626,465
  Brazos River Authority, TX, Pollution Control Rev.
    (College Utilities Electric Co.), 5.5s, 2030                        3,000            3,028,500
  Brazos River Authority, TX, Pollution Control Rev.
    (Texas Utilities Electic Co.), 5.4s, 2029                           4,500            4,597,920
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Energy Gulf States, Inc.),
    5.45s, 2010                                                         4,800            4,691,664
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric
    Co.), 5.85s, 2023                                                   3,250            2,777,223
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Southern California
    Edison), 6.4s, 2024                                                 4,000            3,599,640
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), FGIC, 6.7s, 2022                                        4,000            4,166,560
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.6s, 2030                                             10,000            8,739,600
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                              9,000            8,229,240
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                      16,500           16,646,025
  Farmington, NM, Pollution Control Rev. (Public
    Services Co.), 5.8s, 2022                                           9,415            9,147,520
  Farmington, NM, Pollution Control Rev. (San Juan
    Public Services Co.), 6.3s, 2016                                    3,240            3,280,856
  Farmington, NM, Pollution Control Rev. (Tucson
    Electric Power Co.), 6.95s, 2020                                    3,000            3,091,920
  Maricopa County, AZ, Pollution Control Rev. (El Paso
    Electric), 6.375s, 2015                                             4,000            4,179,280
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    8,000            7,892,240
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s, 2033                2,985            2,991,985
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Franklin Pierce Law Center), 5.5s, 2018             1,200            1,168,788
  New Hampshire Industrial Development Authority Rev.,
    Pollution Control, 5.9s, 2018                                       1,000            1,011,280
  Ohio Water Development, Pollution Control Rev.
    (Cleveland Electric), 8s, 2023                                      4,700            5,045,826
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                             2,000            1,916,960
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                              14,000           13,467,720
  Pointe Coupee Parish, LA, Pollution Control Rev.,
    6.7s, 2013                                                          1,000            1,019,390
  West Feliciana Parish, LA, Pollution Control Rev.,
    5.8s, 2016                                                          1,500            1,465,695
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 9s, 2015                               2,500            2,570,875
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 5.8s, 2015                             1,500            1,473,195
                                                                                    --------------
                                                                                    $  117,826,367
--------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.2%
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                $    1,900       $    2,082,628
  Municipal Electric Authority, GA, AMBAC, 8.845s, 2022(+)              9,900           10,665,270
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002(++)                           4,920            5,200,440
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                               1,155            1,202,771
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2022                               1,625            1,691,219
  North Carolina Municipal Power Agency, Catawba
    Electric Rev., 6.375s, 2013                                         2,750            2,931,747
  Southern California Public Power Authority,
    Transmission Project Rev., 8.471s, 2012(+)                          4,800            5,165,856
  West Feliciana Parish, LA, Pollution Control Rev.
    (Entergy Gulf States), 6.6s, 2028                                   3,335            3,352,109
                                                                                    --------------
                                                                                    $   32,292,040
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.0%
  Detroit, MI, Sewer Disposal Rev., FGIC, 8.632s, 2003(+),(++)     $    1,500       $    1,701,030
  Detroit, MI, Sewer Disposal Rev., FGIC, 8.632s, 2023(+)                 500              516,535
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2010(++)         1,000            1,161,590
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2010(++)         1,010            1,173,206
  Harrisburg, PA, Authority Water Rev., FGIC, 8.77s, 2015(+)            2,000            2,140,500
  Maryland Community Development Administration, 0s, 2032              11,550            1,057,401
  Massachusetts Water Resources Authority, RITES, FGIC,
    9.732s, 2019+(+)                                                      765            1,069,501
  Michigan Municipal Bond Authority Rev., RITES,
    7.594s, 2021+(+)                                                    7,585            8,105,634
  New York City, NY, Municipal Water Finance Authority
    Rev., 5.75s, 2029                                                   8,590            9,030,753
  Phoenix, AR, Wastewater System Rev. (Civic
    Improvement Corp.), FGIC, 6.25s, 2010(++)                           1,000            1,165,250
  State of Virginia, Clean Water Rev., 5.75s, 2019                      2,500            2,694,150
                                                                                    --------------
                                                                                    $   29,815,550
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,444,423,080)                             $1,448,413,963
--------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.6%
--------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Aces Presbyterian University Hospital), due
    08/02/01                                                       $      100       $      100,000
  Appling County, GA, Development Authority Pollution
    (Georgia Power Co.), due 08/01/01                                     200              200,000
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 08/01/01                        200              200,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 08/01/01                        400              400,000
  California Pollution Control Financing Authority,
    Pollution Control Rev., due 08/01/01                                  400              400,000
  Commonwealth of Massachusetts, due 08/01/01                             200              200,000
  Cuyahoga County, OH, Hospital Rev. (The Cleveland
    Clinic), due 08/01/01                                                 300              300,000
  East Baton Rouge, LA, Pollution Control Rev. (Exxon
    Corp.), due 08/01/01                                                  350              350,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 08/01/01                                               300              300,000
  Illinois Educational Facilities Authority Rev.
    (University Chicago Hospital), due 08/01/01                         1,400            1,400,000
  Jacksonville, FL, Pollution Control Rev. (Power &
    Light), due 08/01/01                                                  300              300,000
  Knoxville, TN, Utilities Board Rev., due 08/01/01                       300              300,000
  Maricopa County, AZ, Pollution Control Rev. (Arizona
    Public Service Co.), due 08/01/01                                   8,800            8,800,000
  Massachusetts Health & Education Facilities Authority
    Rev., due 08/01/01                                                    300              300,000
  Massachusetts Health & Education Facilities Authority
    Rev. (Boston University), due 08/01/01                                400              400,000
  Massachusetts Water Resources Authority, due 08/01/01                   100              100,000
  Metropolitan Government of Nashville & Davidson, TN,
    Health & Educational Facilities Board Rev.
    (Vanderbilt University), due 08/02/01                                 900              900,000
  New York City, NY, due 08/01/01                                         300              300,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 08/01/01                                                  5,500            5,500,000
  Perry County, MS, Pollution Control Rev., due 08/01/01                  250              250,00
  Pinellas County, FL, Health Facility Authority, due 08/01/01            800              800,000
  Sevier County, TN, Public Building Authority, due 08/01/01            3,950            3,950,000
  Sevier County, TN, Public Building Authority, due 08/02/01           11,855           11,855,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    due 08/01/01                                                        1,200            1,200,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost and Value                       $   38,805,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,483,228,080)                                 $1,487,218,963
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.2)%                                                 (2,556,397)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,484,662,566
--------------------------------------------------------------------------------------------------
   * Non-income producing security-in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded security.
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JULY 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,483,228,080)   $1,487,218,963
  Cash                                                              51,367
  Receivable for investments sold                                  550,334
  Receivable for fund shares sold                                3,120,880
  Interest receivable                                           23,042,285
  Other assets                                                       8,794
                                                            --------------
    Total assets                                            $1,513,992,623
                                                            --------------
Liabilities:
  Distributions payable                                     $    4,436,360
  Payable for investments purchased                             20,575,294
  Payable for fund shares reacquired                             3,793,389
  Payable to affiliates -
    Management fee                                                  22,300
    Shareholder servicing agent fee                                  4,055
    Distribution and service fee                                    20,638
    Administrative fee                                                 710
  Accrued expenses and other liabilities                           477,311
                                                            --------------
      Total liabilities                                     $   29,330,057
                                                            --------------
Net assets                                                  $1,484,662,566
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,649,355,371
  Unrealized appreciation on investments                         3,990,883
  Accumulated net realized loss on investments                (167,133,195)
  Accumulated distributions in excess of net investment
income                                                          (1,550,493)
                                                            --------------
      Total                                                 $1,484,662,566
                                                            ==============
Shares of beneficial interest outstanding                    178,133,241
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $1,053,648,342 / 126,454,177 shares of
     beneficial interest outstanding)                           $8.33
                                                                =====
  Offering price per share (100 / 95.25 of net asset
    value per share)                                            $8.75
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $379,661,685 / 45,523,908 shares of
     beneficial interest outstanding)                           $8.34
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $51,352,539 / 6,155,156 shares of
     beneficial interest outstanding)                           $8.34
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2001
-------------------------------------------------------------------------------

Net investment income:
  Interest Income                                                 $  50,031,078
                                                                  -------------
  Expenses -
    Management fee                                                 $  4,455,885
    Trustees' compensation                                               26,133
    Shareholder servicing agent fee                                     709,644
    Distribution and service fee (Class B)                            1,424,894
    Distribution and service fee (Class C)                              210,768
    Administrative fee                                                  124,188
    Custodian fee                                                       192,758
    Printing                                                            168,494
    Postage                                                              36,207
    Auditing fees                                                        21,034
    Legal fees                                                           64,506
    Miscellaneous                                                       282,661
                                                                  -------------
      Total expenses                                               $  7,717,172
    Fees paid indirectly                                                (83,485)
    Reduction of expenses by investment adviser                        (539,661)
                                                                  -------------
      Net expenses                                                 $  7,094,026
                                                                  -------------
        Net investment income                                     $  42,937,052
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
     transactions                                                 $  (2,909,700)
                                                                  -------------
  Change in unrealized appreciation on investments                $  14,927,307
                                                                  -------------
        Net realized and unrealized gain on investments           $  12,017,607
                                                                  -------------
          Increase in net assets from operations                  $  54,954,659
                                                                  =============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED                        YEAR ENDED
                                                                         JULY 31, 2001                  JANUARY 31, 2001
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $    42,937,052                   $    81,243,600
  Net realized loss on investments                                          (2,909,700)                      (10,827,565)
  Net unrealized gain on investments                                        14,927,307                        41,547,436
                                                                       ---------------                   ---------------
    Increase in net assets from operations                             $    54,954,659                   $   111,963,471
                                                                       ---------------                   ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $   (31,346,925)                  $   (61,427,527)
  From net investment income (Class B)                                      (9,617,100)                      (18,783,456)
  From net investment income (Class C)                                      (1,079,570)                       (1,032,617)
  In excess of net investment income (Class A)                                    --                          (1,724,483)
  In excess of net investment income (Class B)                                    --                            (527,316)
  In excess of net investment income (Class C)                                    --                             (28,989)
                                                                       ---------------                   ---------------
    Total distributions declared to shareholders                       $   (42,043,595)                  $   (83,524,388)
                                                                       ---------------                   ---------------
Net increase (decrease) in net assets from fund share
  transactions                                                         $   120,916,832                   $   (20,761,468)
                                                                       ---------------                   ---------------
      Total increase in net assets                                     $   133,827,896                   $     7,677,615
Net assets:
  At beginning of period                                                 1,350,834,670                     1,343,157,055
                                                                       ---------------                   ---------------

At end of period (including accumulated distributions
  in excess of net investment income of $1,550,493 and
  $2,443,950, respectively)                                            $ 1,484,662,566                   $ 1,350,834,670
                                                                       ===============                   ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED JANUARY 31,
                        SIX MONTHS ENDED          ----------------------------------------------------------------------------
                           JULY 31, 2001               2001             2000               1999            1998           1997
                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period             $ 8.24             $ 8.06           $ 9.03             $ 9.07          $ 8.73         $ 9.12
                                  ------             ------           ------             ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment
    income(S)                     $ 0.26             $ 0.51           $ 0.51             $ 0.53          $ 0.57         $ 0.61
  Net realized and
    unrealized gain
    (loss) on investments           0.08               0.19            (0.95)             (0.04)           0.34          (0.36)
                                  ------             ------           ------             ------          ------         ------
      Total from investment
        operations                $ 0.34             $ 0.70           $(0.44)            $ 0.49          $ 0.91         $ 0.25
                                  ------             ------           ------             ------          ------         ------

Less distributions declared to shareholders -
  From net investment income      $(0.25)            $(0.51)          $(0.53)            $(0.53)         $(0.57)        $(0.64)
  In excess of net
    investment income                --               (0.01)           (0.00)+++            --              --             --
                                  ------             ------           ------             ------          ------         ------
      Total distributions
        declared to
        shareholders              $(0.25)            $(0.52)          $(0.53)            $(0.53)         $(0.57)        $(0.64)
                                  ------             ------           ------             ------          ------         ------
Net asset value - end of
  period                          $ 8.33             $ 8.24           $ 8.06             $ 9.03          $ 9.07         $ 8.73
                                  ======             ======           ======             ======          ======         ======
Total return(+)                     4.22%++            9.04%           (5.09)%             5.54%          10.81%          2.87%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                        0.78%+             0.76%            0.76%              0.81%           0.89%          0.93%
  Net investment
    income(S)(S)                    6.29%+             6.29%            5.94%              5.84%           6.42%          6.96%
Portfolio turnover                     7%                22%              27%                12%             19%            17%
Net assets at end of
  period (000 Omitted)        $1,053,648           $981,580         $985,622         $1,168,479      $1,107,181       $988,178

   (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment
           income(S)(S)            $0.25              $0.51            $0.50             $0.53               --             --
         Ratios (to average net assets):
           Expenses##               0.86%+             0.84%            0.82%             0.82%              --             --
           Net investment
             income(S)(S)           6.21%+             6.21%            5.88%             5.83%              --             --
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended July 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to
       February 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                            SIX MONTHS ENDED          ------------------------------------------------------------------------
                               JULY 31, 2001               2001             2000             1999          1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 8.25             $ 8.07           $ 9.04           $ 9.08        $ 8.74         $ 9.12
                                      ------             ------           ------           ------        ------         ------

Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.22             $ 0.45           $ 0.44           $ 0.45        $ 0.49         $ 0.52
  Net realized and unrealized
    gain (loss) on investments          0.09               0.19            (0.95)           (0.04)         0.34          (0.35)
                                      ------             ------           ------           ------        ------         ------
      Total from investment
        operations                    $ 0.31             $ 0.64           $(0.51)          $ 0.41        $ 0.83         $ 0.17
                                      ------             ------           ------           ------        ------         ------

Less distributions declared to shareholders -
  From net investment income          $(0.22)            $(0.45)          $(0.46)          $(0.45)       $(0.49)        $(0.55)
  In excess of net investment
    income                               --               (0.01)           (0.00)+++          --            --             --
                                      ------             ------           ------           ------        ------         ------
      Total distributions
        declared to shareholders      $(0.22)            $(0.46)          $(0.46)          $(0.45)       $(0.49)        $(0.55)
                                      ------             ------           ------           ------        ------         ------
Net asset value - end of period       $ 8.34             $ 8.25           $ 8.07           $ 9.04        $ 9.08         $ 8.74
                                      ======             ======           ======           ======        ======         ======
Total return                            3.81%++            8.17%           (5.85)%           4.62%         9.87%          1.96%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.57%+             1.54%            1.57%            1.69%         1.73%          1.86%
  Net investment income(S)(S)           5.46%+             5.50%            5.13%            4.95%         5.50%          6.00%
Portfolio turnover                         7%                22%              27%              12%           19%            17%
Net assets at end of period
  (000 Omitted)                     $379,662           $343,841         $340,157         $363,062      $264,575       $125,971

   (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

         Net investment income(S)(S)   $0.22              $0.44            $0.43            $0.45         $0.49            --
         Ratios (to average net assets):
           Expenses##                   1.65%+             1.62%            1.63%            1.70%         1.80%           --
           Net investment income(S)(S)  5.38%+             5.42%            5.07%            4.94%         5.43%           --
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended July 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to
       February 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                               SIX MONTHS ENDED          ----------------------------           PERIOD ENDED
                                                  JULY 31, 2001               2001               2000      JANUARY 31, 1999*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 8.25             $ 8.07             $ 9.04                 $ 9.10
                                                         ------             ------             ------                 ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.22             $ 0.43             $ 0.43                 $ 0.15
  Net realized and unrealized gain (loss) on
    investments                                            0.08               0.19              (0.96)                 (0.06)
                                                         ------             ------             ------                 ------
      Total from investment operations                   $ 0.30             $ 0.62             $(0.53)                $ 0.09
                                                         ------             ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                             $(0.21)            $(0.43)            $(0.44)                $(0.15)
  In excess of net investment income                       --                (0.01)             (0.00)+++               --
                                                         ------             ------             ------                 ------
      Total distributions declared to shareholders       $(0.21)            $(0.44)            $(0.44)                $(0.15)
                                                         ------             ------             ------                 ------
Net asset value - end of period                          $ 8.34             $ 8.25             $ 8.07                 $ 9.04
                                                         ======             ======             ======                 ======
Total return                                               3.70%++            7.95%             (6.04)%                 0.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.78%+             1.76%              1.76%                  1.75%+
  Net investment income(S)(S)                              5.29%+             5.27%              4.94%                  4.45%+
Portfolio turnover                                            7%                22%                27%                    12%
Net assets at end of period
  (000 Omitted)                                         $51,353            $25,413            $17,378                 $2,872

   (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)                     $ 0.22             $ 0.42             $ 0.42                 $ 0.15
         Ratios (to average net assets):
           Expenses##                                      1.86%+             1.84%              1.82%                  1.76%+
           Net investment income(S)(S)                     5.21%+             5.19%              4.88%                  4.44%+
(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended July 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to
       February 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class C shares, September 25, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a non-diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to amortization and accretion on debt securities.

At January 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $164,709,571 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                                 AMOUNT

            ------------------------------------------------------
            January 31, 2002                          $ 18,933,325
            January 31, 2003                            27,178,219
            January 31, 2004                            30,637,034
            January 31, 2005                            26,148,057
            January 31, 2006                            45,409,970
            January 31, 2007                             6,121,853
            January 31, 2009                            10,281,113
                                                      ------------
                Total                                 $164,709,571
                                                      ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                          BASED ON GROSS INCOME
---------------------------------------------------------------------------
First $1.3 billion                          0.30%        4.75%
In excess of $1.3 billion                   0.25%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $5,927 for the six months ended July 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $246,110 for the six months ended July 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such a date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $355 for Class B and Class C shares, respectively, for the six months ended July 31, 2001. Fees incurred under the distribution plan during the six months ended July 31, 2001, were 0.79% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2001, were $23,505, $449,783, and $3,427 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $215,098,847 and $ 91,821,948, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,482,857,535
                                                               --------------
Gross unrealized appreciation                                  $   70,466,554
Gross unrealized depreciation                                     (66,105,126)
                                                               --------------
    Net unrealized appreciation                                $    4,361,428
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          SIX MONTHS ENDED JULY 31, 2001                 YEAR ENDED JANUARY 31, 2001
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                             14,757,982         $ 124,474,630            15,541,864         $ 127,188,177
Shares issued to shareholders
  in reinvestment of
  distributions                          1,433,879            11,830,045             2,787,830            22,781,794
Shares reacquired                       (8,897,788)          (73,441,887)          (21,391,205)         (174,782,368)
                                     -------------         -------------         -------------         -------------
    Net increase (decrease)              7,294,073         $  62,862,788            (3,061,511)        $ (24,812,397)
                                     =============         =============         =============         =============

Class B shares
                                          SIX MONTHS ENDED JULY 31, 2001                 YEAR ENDED JANUARY 31, 2001
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                              6,267,277         $  52,695,363             7,480,784         $  61,233,187
Shares issued to shareholders
  in reinvestment of
  distributions                            397,739             3,284,721               788,952             6,454,520
Shares reacquired                       (2,839,309)          (23,446,413)           (8,711,691)          (71,258,034)
                                     -------------         -------------         -------------         -------------
    Net increase (decrease)              3,825,707         $  32,533,671              (441,955)        $  (3,570,327)
                                     =============         =============         =============         =============

Class C shares
                                          SIX MONTHS ENDED JULY 31, 2001                 YEAR ENDED JANUARY 31, 2001
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                              3,416,471         $  28,354,684             1,598,414         $  13,087,002
Shares issued to shareholders
  in reinvestment of
  distributions                             63,199               522,124                49,902               408,842
Shares reacquired                         (405,856)           (3,356,435)             (719,543)           (5,874,588)
                                     -------------         -------------         -------------         -------------
    Net increase                         3,073,814         $  25,520,373               928,773         $   7,621,256
                                     =============         =============         =============         =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July, 31, 2001, was $8,682. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 5.7% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                     DATE OF         PRINCIPAL
DESCRIPTION                                                      ACQUISITION            AMOUNT              COST             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, RITES, 6.944s, 2020                  2/9/00        $7,910,000        $6,211,881       $ 8,535,523
Chicago, IL, Public Building Commerce Rev., RITES, 6.875s, 2017      3/18/99         4,500,000         4,788,584         4,942,980
Colorado River, TX, Municipal Water District, 6.25s, 2004             5/6/98         3,000,000         3,000,000         2,979,060
Denver, CO, City & County  Airport Rev., RITES, AMBAC, 9s, 2017      8/28/00         2,500,000         2,671,584         2,946,350
Essex County, NJ, RITES, 8.571s, 2020                                 4/6/00         6,000,000         5,968,489         6,904,080
Hannibal, MO, Industrial Development Authority
  (Hannibal Regional Healthcare), 9.5s, 2001                         3/23/92         2,840,000         2,814,162         2,996,314
Houston, TX, Community College Systems, 7.875s, 2025                  6/7/00         9,150,000         9,126,500         9,311,315
Houston, TX, Independent School District, RITES, PSF, 7.094s, 2017   2/26/99         5,000,000         5,198,925         5,186,600
Los Angeles, CA, RITES, FGIC, 7.244s, 2015                           7/21/99         5,310,000         5,541,968         6,040,019
Massachusetts Water Resource Authority, RITES, FGIC, 9.732s, 2019    3/16/00           765,000           898,697         1,069,501
Michigan Municipal Bond Authority Rev., RITES, 7.594s, 2021          2/23/00         7,585,000         6,633,841         8,105,634
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.4s, 2015                           1/30/97         4,000,000         4,127,672         3,400,000
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.6s, 2017                           1/30/97         8,000,000         8,257,506         6,800,000
New Jersey Turnpike Authority, RITES, 7.586s, 2020                   4/19/00         5,000,000         4,642,043         5,346,100
New York Dormitory Authority Rev., RITES, 6.893s, 2017               3/14/00         6,500,000         5,323,660         6,667,310
State of Florida, RITES, 6.594s, 2017                                 4/9/99         2,300,000         2,331,044         2,343,516
Texas Housing & Community Board (Harbor & Plumtree), 10s, 2026       11/12/96        1,725,000         1,725,000         1,677,062
                                                                                                                       -----------
                                                                                                                       $85,251,364
                                                                                                                       ===========

(8) Acquisitions
At close of business on March 9, 2001, the fund acquired all of the assets and liabilities of the PaineWebber Municipal High Income Fund. The acquisition was accomplished by a tax-free exchange of 5,738,683, 1,358,033 and 1,961,240 shares of Class A, B, and C of the fund (valued at $16,219,458, $47,401,521, $11,230,934, respectively) for all of the assets and liabilities of PaineWebber Municipal High Income Fund. PaineWebber Municipal High Income Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. PaineWebber Municipal High Income Fund's net assets on that date were $74,851,913, including $3,662,905 of unrealized depreciation. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $1,444,018,906.

(9) Change in Accounting Principle
As required, effective February 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to February 1, 2001, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $805,139 increase in cost of securities and a corresponding $805,139 decrease in net unrealized appreciation, based on securities held by the fund on February 1, 2001.

The effect of this change for the six months ended July 31, 2001, was to increase net investment income by $210,480, decrease net unrealized appreciation by $215,178, and decrease net realized losses by $4,698. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) MUNICIPAL HIGH INCOME FUND

TRUSTEES                                                  ASSISTANT TREASURERS
John W. Ballen * - President, MFS Investment              Mark E. Bradley*
Management                                                Robert R. Flaherty*
                                                          Laura F. Healy*
William R. Gutow+ - Private Investor and Real             Ellen Moynihan*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                      SECRETARY
                                                          Stephen E. Cavan*
J. Atwood Ives+ - Private Investor                        Assistant Secretary
                                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                               CUSTODIAN
                                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                    INVESTOR INFORMATION
Administration                                            For information on MFS mutual funds, call your
                                                          investment professional or, for an information
Charles W. Schmidt+ - Private Investor                    kit, call toll free: 1-800-637-2929 any business
                                                          day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive Vice President        message anytime).
and Director MFS Investment Management
                                                          INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and Chief Executive         MFS Service Center, Inc.
Officer, MFS Investment Management                        P.O. Box 2281
                                                          Boston, MA 02107-9906
Elaine R. Smith+ - Independent Consultant
                                                          For general information, call toll free:
David B. Stone+ - Chairman Emeritus and Director,         1-800-225-2606 any business day from 8 a.m. to 8
North American Management Corp. (investment               p.m. Eastern time.
adviser)
                                                          For service to speech- or hearing-impaired
INVESTMENT ADVISER                                        individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company                  business day from 9 a.m. to 5 p.m. Eastern time.
500 Boylston Street                                       (To use this service, your phone must be equipped
Boston, MA 02116-3741                                     with a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                               For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                               or stock and bond outlooks, call toll free:
500 Boylston Street                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                     touch-tone telephone.

CHAIRMAN AND PRESIDENT                                    WORLD WIDE WEB
Jeffrey L. Shames*                                        www.mfs.com

PORTFOLIO MANAGER
Michael W. Roberge*

TREASURER
James O. Yost*

*MFS Investment Management
+ Independent Trustee

MFS(R) MUNICIPAL HIGH                                              -------------
INCOME FUND                                                          PRSRT STD
                                                                   U. S. Postage
[logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                   -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                      MMH-3 09/01 52M 25/225/325